Exhibit 32.2

CERTIFICATION OF PERIODIC FINANCIAL REPORT

(Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

I, Bruce D. Hansen, Chief Financial Officer of Newmont Mining Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.  the Annual Report on Form 10-K for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.  the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ BRUCE D. HANSEN
Bruce D. Hansen Chief Financial Officer

March 15, 2004

Note: A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.